                                                                   EXHIBIT 10.43

                               SECURITY AGREEMENT
                               ------------------



     THIS SECURITY AGREEMENT (this "Agreement") is dated as of October 17, 1996 and made among Corinthian Colleges, Inc., a Delaware corporation (the "Company"), Corinthian Schools, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Schools"), Rhodes Colleges, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Rhodes"), Rhodes Business Group, Inc., a Delaware corporation and wholly owned subsidiary of Rhodes ("RBG"), Florida Metropolitan University, Inc., a Florida corporation and wholly-owned subsidiary of Rhodes ("FMU" and, together with Schools, Rhodes and RBG and any other Person becoming a party to this Agreement pursuant to Section 4.7, collectively referred to herein as the "Subsidiaries" and individually as a "Subsidiary"), and The Prudential Insurance Company of America ("Prudential").


                                   RECITALS:

     WHEREAS, pursuant to that certain Note Purchase and Revolving Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Note Agreement") dated as of the date hereof, between the Company and Prudential, Prudential has agreed, on the terms and subject to the conditions of the Note Agreement, to purchase the 10.27% Senior Secured Notes due October 17, 2003 of the Company in the aggregate principal amount of $22,500,000 (as amended, supplemented or otherwise modified from time to time, together with any notes issued in substitution therefor, the "Term Notes") and to make loans from time to time in an aggregate principal amount not to exceed $5,000,000 outstanding at any time to be evidenced by the Company's Secured Revolving Note due October 17, 1999 (as amended, supplemented or otherwise modified from time to time, together with any notes issued in substitution therefor, the "Revolving Notes"; the Term Notes and the Revolving Notes collectively called the "Notes");

     WHEREAS, Prudential is willing to purchase the Notes and make loans pursuant to the Note Agreement, but only if, among other things, the Company and each Subsidiary execute and deliver this Agreement.

     NOW, THEREFORE, to induce Prudential to purchase the Notes and make loans pursuant to the Note Agreement and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Defined Terms.
         -------------

     1.1  Terms Defined in the Note Agreement.  All terms used in this Agreement
          -----------------------------------
that are defined in the Note Agreement are used in this Agreement as defined in the Note Agreement, unless otherwise defined herein.

     1.2  Other Defined Terms.  As used in this Agreement, the following terms
          -------------------
shall have the meanings indicated:

     "Account" shall mean all accounts of the Company and each Subsidiary and
      -------
all rights of the Company and each Subsidiary to payment for goods sold or leased or for services rendered, which are not evidenced by an Instrument or Chattel Paper, whether or not such rights have been earned by performance, all guaranties and security therefor, and all of the Company's and each Subsidiary's interests in goods the sale or lease of which gave rise thereto, and all of the Company's and each Subsidiary's rights pertaining to such goods, including the right of stoppage in transit.

     "Account Debtor" shall mean the party (other than the Company or any
      --------------
Subsidiary, that is obligated on or under any Account, Chattel Paper, Instrument or General Intangible.

     "Chattel Paper" shall mean any writing or writings that evidence both a
      -------------
monetary obligation and a security interest in, or a lease or consignment of, specific goods; when a transaction is evidenced both by a security agreement or a lease and by an Instrument or a series of Instruments, the group of writings taken together constitutes Chattel Paper.

     "Collateral" shall have the meaning set forth in Section 2 of this
      ----------
Agreement.

     "Document" shall mean any bill of lading, dock warrant, dock receipt,
      --------
warehouse receipt or order for the delivery of Inventory, together with any other document or receipt that in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

     "Equipment" shall mean all tangible personal property and fixtures of the
      ---------
Company and the Subsidiaries (other than Inventory, Chattel Paper, Documents, Instruments or money) including, without limitation, communications systems, computer systems, hardware and software and all machinery and equipment, together with any and all accessories, accessions, parts and appurtenances thereto.

     "Event of Default" shall have the meaning set forth in Section 5 of this
      ----------------
Agreement.

     "Executive Office" shall mean the location of the Company's and each
      ----------------
Subsidiary's chief executive office and
principal place of business as set forth in Section 3.1(b) hereof or in any notice delivered to Prudential as contemplated thereby.

     "General Intangibles" shall mean all general intangibles of the Company and
      -------------------
the Subsidiaries and all personal property (other than Inventory, Equipment, Accounts, Chattel Paper, Documents, Instruments and money), including, without limitation, things in action, contract rights, business records, computer programs, printouts and other computer materials and records, curricula, inventions, designs, patents, patent applications, service marks, trademarks, trademark applications, trade names, trade secrets, registrations, copyrights, licenses, permits, franchises, warranties, rights and claims against third parties (including carriers and shippers), rights to indemnification, leasehold and subleasehold interests in personal property, plans, specifications, drawings, appraisals, reports, security interests and security held by or granted to the Company or any Subsidiary, tax refunds, tax refund claims, royalty and product rights, rights to the retrieval from third parties of electronically processed and recorded data pertaining to any Collateral and goodwill, whether or not associated with any of the foregoing.

     "Instrument" shall mean all drafts, checks, certificates of deposit, notes,
      ----------
bills of exchange, certificated securities, uncertificated securities and all other writings that evidence a right to the payment of money by delivery with any necessary endorsement or assignment.

     "Inventory" shall mean all inventory of the Company and each Subsidiary and
      ---------
all goods owned or held by or for the account of the Company or any Subsidiary for sale or lease or for furnishing under a contract of service, including, without limitation, all work in process or materials incorporated in or consumed in the production of any of the foregoing and supplies, in each case wherever the same shall be located, whether in transit, on consignment, or otherwise, and all property the sale or lease of which has given rise to Accounts, Chattel Paper or Instruments where such property has been returned to the Company or any Subsidiary or repossessed by the Company or any Subsidiary or stopped in transit or is to be used or consumed in the Company's or any Subsidiary's business.

     "Note Holder" shall mean, at any point in time, any holder of any of the
      -----------
Notes, collectively which shall be referred to as the "Note Holders".

     "Obligations" shall mean any and all obligations, liabilities and
      -----------
indebtedness of the Company or any Subsidiary to Prudential or any other Note Holder, of any and every kind and nature, whether principal, interest or premium, whether now or hereafter owing, whether primary or secondary, direct or indirect, fixed, contingent or otherwise, and whether an obligation for payment, performance or otherwise, including, without limitation, all amounts due under the Note Agreement, the Notes or any other

Transaction Document (including, without limitation, the principal of, interest on and any Yield Maintenance Amount with respect to any Note and any non-usage fee) and the other instruments and documents (including this Agreement) executed in connection with any of the foregoing instruments and documents, but excluding the Warrants and the Registration Rights Agreement.

     "Payment Items" shall mean all monies, checks, notes, drafts and other
      -------------
payments relating to, or proceeds of, Accounts or other Collateral.

     "UCC" shall have the meaning set forth in Section 1.3 of this Agreement.
      ---

     1.3  Terms Defined in Uniform Commercial Code.  All other terms used in
          ----------------------------------------
this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meanings assigned to such terms in Article 9 of the Uniform Commercial Code in effect in the State of California as of the date first above written ("UCC") to the extent such other terms are defined therein.

     1.4  Singular/Plural.  Unless the context of this Agreement otherwise
          ---------------
clearly requires, references to the plural include the singular, the singular include the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. References to sections, subsections and schedules are to this Agreement unless stated otherwise.

          2.  Collateral.
              ----------

          As security for the payment and performance of all the Obligations, the Company and each Subsidiary hereby pledge and assign to Prudential, and hereby create in and grants to Prudential a continuing security interest in and to, and a right of setoff against, all of the Company's and each Subsidiary's right, title and interest in and to all of the personal property (tangible and intangible) of the Company and each Subsidiary of whatever kind and wherever located, whether now owned or hereafter created or acquired, including, without limitation, the following (all being collectively referred to herein as the "Collateral"): (a) all Accounts; (b) all General Intangibles; (c) all Chattel Paper; (d) all Instruments; (e) all Documents; (f) all Inventory; (g) all Equipment; (h) any and all credits, deposits and accounts of the Company or any Subsidiary in its name or in the name of Prudential or any nominee of Prudential wherever located and whether or not in the possession or control of (or in transit to) Prudential or any nominee of Prudential; (i) all monies, cash and cash equivalents, and any and all rights to the payment of money, including, without limitation, amounts due from any Person, tax refunds and insurance proceeds; and (j) all accessions to, substitutions for, and replacements, proceeds and products of any of the foregoing, including, without limitation, all rights in, to and under all policies of insurance, including, without limitation, claims or rights to payments thereunder and proceeds therefrom, and any credit insurance.

          3.   Representations and Warranties.
               ------------------------------

          The Company and each Subsidiary hereby represent, warrant and agree as follows:

          3.1  Company Name, Chief Executive Office, Etc.  Except to the extent
               ------------------------------------------
Prudential is notified to the contrary in accordance with Section 4.1: (a) the Company's name as it appears in its certificate of incorporation is the same as that which is set forth for the Company in the preamble to this Agreement, and each Subsidiary's name as it appears in its certificate of incorporation is the same as that which is set forth for such Subsidiary in the preamble to this Agreement; (b) the Company's chief executive office and principal place of business is located at 1932 East Deere Avenue, Suite 210, Santa Ana, California, and each Subsidiary's chief executive office and principal place of business is listed on Schedule 3.1(b) attached hereto; (c) all of the tangible Collateral (if any) is located at the locations listed on Schedule 3.1(c) attached hereto; and (d) except as set forth in Schedule 3.1(d) attached hereto, neither the Company nor any Subsidiary has used, or uses, any name other than the name set forth for it in the preamble to this Agreement.

          3.2  Ownership of Collateral.  At the time the Company and each
               -----------------------
Subsidiary pledge and assign to Prudential and grant to Prudential a security interest in any item of Collateral under this Agreement, the Company or any Subsidiary, as the case may be, shall be the lawful owner thereof free and clear of any Lien, other than any Lien permitted under paragraph 6C(1) of the Note Agreement, and shall have good right to pledge, assign and grant a security interest in the same. The Company and each Subsidiary shall defend the same against the claims and demands of all Persons. No Collateral is, or will be, stored with a bailee, warehouseman, consignee or similar third party.

          3.3  Accounts.  Except as provided in Schedule 3.3 attached hereto,
               --------
neither the Company nor any Subsidiary is a party to any federal, state or local government contract which gives rise to any Accounts. All Accounts (i) are, and will be, genuine and in all respects what they purport to be, (ii) represent, and will represent, undisputed and bona fide transactions, and (iii) are, and will be, together with appropriate reserves therefor determined in accordance with GAAP, properly shown on either the Company's or a Subsidiary's, as the case may be, books and records and are, and will be, actually and absolutely owing to the Company or such Subsidiary, as the case may be.

          3.4  Patents, Trademarks and Licenses.  The Company and each
               --------------------------------
Subsidiary possess adequate assets, licenses, permits, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade styles and trade names, governmental approvals or other authorizations and other rights that are necessary for the Company and each Subsidiary to continue to conduct its business as heretofore conducted by it or contemplated to be conducted by it and all such licenses, permits, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade styles and trade names, governmental approvals or other authorizations and other rights are listed on Schedule 3.4 attached hereto.
          ------------

          4.   Further Agreements.  The Company and each Subsidiary further
               ------------------
agree that:

          4.1  Changes.
               -------

          (a) Name Change.  Neither the Company nor any Subsidiary shall change
              -----------
its name from the one set forth for it in the preamble to this Agreement without thirty (30) days prior written notice to Prudential.

          (b) Change of Location.  The Company and each Subsidiary shall give at
              ------------------
least thirty (30) days prior written notification to Prudential of (i) the opening of a new place of business where any of the Collateral or books or records relating thereto are to be located, (ii) any change in the location of any tangible Collateral (other than goods in transit) from any Executive Office, and (iii) any change in the location of any Executive Office from that set forth in Section 3.1(b) hereof.

          (c) Use of Trade Names or Styles.  Except as provided in Schedule
              ----------------------------
3.1(d) attached hereto, neither the Company nor any Subsidiary shall, except after giving not less than thirty (30) days prior written notice to Prudential, use any corporate, trade or fictitious names or styles in its business in any state.

          4.2  Marking Collateral and Records.  Promptly upon the reasonable
               ------------------------------
request of Prudential, the Company and each Subsidiary will mark, or will permit Prudential or any Person designated by it to mark, the Company's and each Subsidiary's books, records and accounts showing or dealing with the Collateral with a notation clearly setting forth that the Collateral is subject to this Agreement and the Lien of Prudential, which notation shall be in form and substance satisfactory to Prudential.

          4.3  Appointment of Prudential as Attorney-in-Fact.  The Company and
               ---------------------------------------------
each Subsidiary hereby irrevocably designates, makes, constitutes and appoints Prudential (and all persons designated by Prudential) as the Company's and each Subsidiary's true and lawful attorney-in-fact, and authorizes Prudential and all Persons designated by it, in its own name, in the Company's name or in any Subsidiary's name or otherwise (a) at any time to do all such acts and things as Prudential may reasonably deem to be necessary to establish, perfect, maintain and continue the perfection and first priority of the Lien of Prudential in all of the Collateral, and (b) upon and during the occurrence of an Event of Default to: (i) do all further acts and things which Prudential reasonably deems necessary to fulfill the Company's and each Subsidiary's obligations under this Agreement, (ii) endorse the Company's or any Subsidiary's name upon any Payment Item or proceeds thereof and apply the same to the Obligations in accordance with the provisions of this Agreement,
(iii) take control of any Payment Item or proceeds thereof in any manner, (iv) demand payment of any or all the Accounts and direct the Account Debtors to make payment thereunder directly to Prudential, (v) in its name, in the name of the Company or in the name of any Subsidiary or otherwise, enforce payment of any or all the Accounts by legal proceedings or otherwise, (vi) exercise all of the Company's and each Subsidiary's rights and remedies with respect to collecting any Account, (vii) sell or assign any Account upon such terms, for such amount and at such time or times as Prudential deems advisable, (viii) settle, adjust, compromise, extend or renew any Account, (ix) discharge and release any Account,
(x) prepare, file and sign the Company's or any Subsidiary's name on any proof of claim in bankruptcy or other similar document against any Account Debtor,
(xi) endorse the Company's or any Subsidiary's name upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to any Account or any goods pertaining thereto, (xii) sign the Company's or any Subsidiary's name on any verification of Accounts and notices thereof to Account Debtors, (xiii) notify the post office authorities to change the address for delivery of the Company's or any Subsidiary's mail to an address designated by Prudential, (xiv) have access to any lockbox or postal box into which any of the Company's or any Subsidiary's mail is deposited, (xv) open and dispose of all mail addressed to the Company or any Subsidiary, and (xvi) make, settle and adjust claims under all the policies of insurance, make all determinations and decisions with respect to the policies of insurance and endorse the name of the Company or any Subsidiary on any check, draft, instrument or other item of payment received by the Company or any Subsidiary or Prudential pursuant to any of the policies of insurance.

          4.4  Safekeeping of Collateral.  Prudential shall not be responsible
               -------------------------
for (i) the safekeeping of the Collateral, (ii) any loss or damage to the Collateral, (iii) any diminution in the value of the Collateral, or (iv) any act or default of any repairman, bailee or any other Person with respect to the Collateral. All risks of loss, damage, destruction or diminution in value of the Collateral shall be borne by the Company and the Subsidiaries.

          4.5  Maintenance of Security Interests.  The Company and the
               ---------------------------------
Subsidiaries shall, at their sole expense, upon the reasonable request of any Note Holder, promptly execute and deliver, or cause to be executed and delivered, to the Note Holders, in due form for filing or recording (the Company hereby agrees to pay the cost of filing or recording the same (including without limitation any and all filing fees and recording taxes)) in all public offices deemed necessary by such Note Holder, such collateral assignments, security agreements, pledge agreements, warehouse receipts, bailee letters, consents, waivers, financing statements, continuation statements and other instruments and documents, and do such other acts and things, all as such Note Holder may from time to time reasonably request, to establish and maintain to the reasonable satisfaction of such Note Holder a valid and perfected first priority security interest in favor of Prudential in all of the Collateral free of all other Liens whatsoever to secure all of the Obligations. A carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement and may be filed in lieu of the original in any or all jurisdictions which accept such reproductions.

          4.6  Protection of Collateral.  The Company or any Subsidiary will
               ------------------------
promptly pay (or cause to be paid) when due, all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against, the ownership, operation, possession, maintenance or use of the Collateral.

          4.7  Additional Subsidiaries.  The Company and each Subsidiary
               -----------------------
covenant not to acquire or permit any Subsidiary to acquire, or to permit to exist, any Subsidiary (as defined in the Note Agreement) unless such Subsidiary becomes a party to this Agreement by executing and delivering an amendment to this Agreement in substantially the form of Annex I hereto. Each of the parties hereto authorizes the Note Holders to attach each such amendment to this Agreement and agrees that such Subsidiary becoming a party hereto shall not affect in any manner the Company's or any other Subsidiary's obligations hereunder. Upon the execution and delivery of such amendment by such Subsidiary, such Subsidiary shall become a "Subsidiary" hereunder and all references to "Subsidiaries" hereunder shall mean and include such Subsidiary.


          5.   Events of Default.  The Company and the Subsidiaries shall be in
               -----------------
default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"): (a) any Event of Default (as defined in the Note Agreement); (b) the failure by the Company or any Subsidiary to perform any of its obligations under this Agreement; or (c) an uninsured material loss, theft, damage, or destruction to any of the tangible Collateral, or the entry or imposition of any Lien against, or the making of any levy, seizure or attachment of or on, any of the Collateral, other than with respect to a Lien against an immaterial portion of the Collateral.

          6.   Remedies.
               --------

          6.1  Rights and Remedies Generally.  Upon the occurrence of an Event
               -----------------------------
of Default and during the continuance thereof, Prudential shall be entitled to exercise all of the rights and remedies available to a secured party under the UCC and all rights and remedies available to Prudential under all applicable laws and all Transaction Documents. Without limiting the foregoing, such rights and remedies shall include:

          (a) without notice, demand or legal process, the right to enter upon any premises of the Company or any Subsidiary and take possession of any of the Collateral and the books and records of the Company or any Subsidiary constituting Collateral or relating to the Collateral;

          (b) the right to require the Company or any Subsidiary to assemble, at the Company's expense, any and all of the Collateral designated by Prudential at reasonably convenient places designated by Prudential, including the premises of the Company or any Subsidiary, and to make the same available to Prudential;

          (c) the right to make such verifications concerning the Collateral and the Company's and each Subsidiary's business as may be considered by Prudential to be reasonable under the circumstances, including, without limitation, direct verification from Account Debtors under any or all of the Collateral of the existence, amount and circumstances thereof; and

          (d) the right to sell, lease, transfer, endorse, assign and deliver the whole or, from time to time, any part of the Collateral at public or private sale or at any broker's board, for cash, upon credit or for other property, for immediate or future delivery, for such price or prices and on such terms as (to the greatest extent permitted by law) Prudential in its sole discretion shall deem appropriate.

          Upon consummation of any such sale, Prudential shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral or any portion thereof so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company or any Subsidiary and the Company and each subsidiary hereby waive, to the greatest extent permitted by law, all rights of redemption (after any such sale), stay and appraisal, which the Company or any Subsidiary now has or may have at anytime in the future under any rule of law or statute now existing or hereafter enacted.

          Except as to Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Prudential shall give the Company or any Subsidiary, as the case may be, at least ten (10) days prior written notice (which the Company and each Subsidiary agree is reasonable notification within the meaning of Section 9-504(3) of the UCC) of the intention of Prudential to attempt to make any public or private sale of the Collateral or any sale of the Collateral at any broker's board. The notices, in the case of public sale, shall state the time and place for any sale of Collateral, which may be on the premises of the Company or any Subsidiary and, in the case of sale at a broker's board, shall state the board at which the sale is to be made and the day on which the Collateral or any portion thereof will first be offered for sale at the broker's board. Any public sale of any of the Collateral shall be held at such time or times within ordinary business hours and at such place or places as Prudential may fix and so state in the notice or publication, if any, of such sale. At any such sale, the Collateral or any portion thereof may be sold as an entirety or in separate parcels, as determined by Prudential in its sole discretion.

          Prudential shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. Prudential may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and the sale may, without further notice, be made at the time and place to which the same was so adjourned.

          In case sale of all or any portion of the Collateral is made on credit or for future delivery, the Collateral or the portion so sold may be retained by Prudential until the sale price is paid by the purchaser or purchasers thereof, but Prudential shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral or such portion so sold and, in case of any such failure, the Collateral or portion thereof may be sold again upon like notice.

          To the extent permitted by law, at any sale made pursuant to this
Section 6.1, Prudential may bid for or purchase, free from any right of redemption (after any sale), stay and appraisal on the part of the Company or any Subsidiary (all said rights being also hereby waived and released to the greatest extent permitted by law), any portion of or all the Collateral offered for sale and may make payment on account thereof by using any of the Obligations, or any portion thereof, then due and payable to Prudential as a credit against the purchase price if and to the extent the proceeds from the sale of the Collateral would be applied to the Obligations, and Prudential may, upon compliance with the terms of the sale, hold, retain and dispose of such property without further accountability to the Company or any Subsidiary therefor.

          For purposes hereof, a written agreement to purchase all or any portion of the Collateral shall be treated as a sale thereof and Prudential shall be free to carry out such sale pursuant to such agreement and neither the Company nor any Subsidiary shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Prudential shall have entered into such agreement all the Obligations may have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, Prudential may proceed by suit or suits at law or in equity to foreclose the security interest created under this Agreement and sell the Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

          Prudential and any representative of Prudential shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Section conducted in a commercially reasonable manner. The Company and each Subsidiary hereby waive any claims against Prudential arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Prudential accepts the first offer received and does not offer the Collateral to more than one offeree.

          6.2  Access to Information.  Upon the occurrence of an Event of
               ---------------------
Default and during the continuance thereof, Prudential and any representative of Prudential shall have the right to obtain access to the Company's and each Subsidiary's data processing equipment, computer hardware and, to the fullest extent permitted by license or other agreements with any third party owners thereof, software relating to the Collateral, and to use all of the foregoing and the information contained therein in any manner Prudential deems reasonably appropriate in connection with the exercise by Prudential of its rights hereunder and under the Transaction Documents.

          6.3  Disposition of Collateral.  Any proceeds of any disposition of
               -------------------------
any of the Collateral, including, without limitation, the appropriation or application of any and all balances, credits, deposits, accounts or moneys or the proceeds of any damage or loss covered by insurance received by Prudential shall be applied by Prudential to the Obligations in the following manner:

          First, to the payment of the costs and expenses of such collection,
          -----
     sale or other realization, including reasonable out-of-pocket costs and expenses of the Person or Persons who retakes, prepares for sale and sells the Collateral, and the fees and expenses of their agents and counsel, and all expenses and advances made or incurred by such Person in connection therewith;

          Next, to the payment in full of the Obligations in such order as
          ----
     Prudential may select; and

          Finally, to the payment to the Company or its successors or assigns,
          -------
     or as a court of competent jurisdiction may direct, of any surplus then remaining.

The Company and each Subsidiary further agree that Prudential has no obligation to preserve rights to the Collateral against any other parties. Prudential is hereby granted a license or other right to use, without charge, any and all property of the Company and each Subsidiary in connection with advertising for sale and selling any Collateral and the Company's and each Subsidiary's rights under all licenses and all franchise agreements shall inure to Prudential's benefit until the Obligations are paid in full.

          6.4  Deficiency.  If the proceeds of sale, collection or other
               ----------
realization of or upon the Collateral pursuant to Section 6.1 of this Agreement are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Company shall remain liable for any deficiency subject to the requirements of UCC Section 9-504(2)(b). In the event that a deficiency exists after any disposition, the commencement of any action, legal or equitable, or the rendering of any judgment or decree for any such deficiency shall not affect Prudential's security interest in the Collateral until the Obligations are fully paid.

          6.5  Title to Collateral.  Upon the occurrence of an Event of Default
               -------------------
and during the continuance thereof, Prudential may at any time in its discretion transfer any property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for Obligations or apply it to the payment of the Obligations in such order as Prudential may select.

          6.6  Notice to Account Debtors.  Upon and during the occurrence of an
               -------------------------
Event of Default, Prudential may in its sole discretion at any time (i) notify any or all Account Debtors that the Accounts have been assigned to Prudential and that Prudential has a security interest therein, and (ii) direct any or all Account Debtors to make all payments upon the Accounts directly to Prudential.

          6.7  WAIVER OF NOTICE.  THE COMPANY AND THE SUBSIDIARIES WAIVE ALL
               ----------------
RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY PRUDENTIAL'S RIGHT TO TAKE POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL.

          6.8  WAIVER OF DEMAND, RIGHTS AND CLAIMS.  DEMAND, PRESENTMENT,
               -----------------------------------
PROTEST AND NOTICE OF NONPAYMENT ARE HEREBY WAIVED BY THE COMPANY AND THE SUBSIDIARIES. TO THE EXTENT PERMITTED BY LAW, THE COMPANY AND THE SUBSIDIARIES ALSO WAIVE (I) ALL CLAIMS OCCASIONED BY PRUDENTIAL'S TAKING POSSESSION OF THE COLLATERAL, EXCEPT ANY DAMAGES WHICH ARE THE DIRECT RESULT OF PRUDENTIAL'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; (II) TO THE EXTENT

PERMITTED BY LAW, ALL REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF PRUDENTIAL'S RIGHTS HEREUNDER; AND (III) THE BENEFIT OF ALL VALUATION, APPRAISAL, REDEMPTION, STAY, EXTENSION OR MORATORIUM LAWS NOW OR HEREAFTER IN FORCE UNDER ANY APPLICABLE LAW IN ORDER TO PREVENT OR DELAY THE ENFORCEMENT OF THIS AGREEMENT OR THE ABSOLUTE SALE OF THE COLLATERAL.

          6.9  WAIVER OF JURY TRIAL.  THE COMPANY AND THE SUBSIDIARIES HEREBY
               --------------------
WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF AND BROUGHT BY THE OTHER PARTY.

          7.  Security Interest Absolute.
              --------------------------

          (a) With respect to each Subsidiary, Prudential is hereby authorized, without notice to or demand upon any Subsidiary, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of any Subsidiary hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

               (i) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations or any portion thereof, or otherwise modify, amend or change the terms, or waive or otherwise consent to noncompliance with any provision, of the Note Agreement or any other Transaction Document, including, without limitation, increase the rate of interest thereon;

               (ii) receive, take and hold security or collateral for the payment or performance of the Obligations, or any part thereof, and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such security or collateral;

               (iii) settle, release, compromise, collect or otherwise liquidate the Obligations, or any part thereof, in any manner;

               (iv) add, release or substitute any one or more guarantors, makers or endorsers of all or any part of the Obligations, and otherwise deal with the Company or any guarantor, maker or endorser as Prudential may elect in its sole discretion;

               (v) apply any and all payments or recoveries from the Company or any Subsidiary, from the Company or any guarantor, maker or endorser of all or any part of the Obligations, or any collateral to the Obligations in such order as Prudential in its sole discretion may determine, whether any or all of the Obligations are secured or unsecured or guaranteed or not guaranteed by others.

          (b) Each Subsidiary hereby agrees that its obligations under this Agreement are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

          (i) the invalidity or unenforceability of any security for or guaranty of all or any part of the Obligations or of the Note Agreement or any other Transaction Document, or the lack of perfection or failure of priority of any security for all or any part of the Obligations;

          (ii) the absence of any attempt to collect the Obligations, or any portion thereof, from the Company or any other Person or other action to enforce the same;

          (iii) any failure by Prudential to acquire, perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for all or any part of the Obligations;

          (iv) the avoidance of any lien or security interest in favor of Prudential for any reason;

          (v) any borrowing or grant of a security interest by the Company or any guarantor, as debtor-in-possession, or extension of credit, under Title 11 of the United States Code (the "Bankruptcy Code"); the disallowance, under the Bankruptcy Code, of all or any portion of Prudential's claim(s) for repayment of the Obligations; any use of cash collateral under the Bankruptcy Code; any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

          (v) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Company, any Subsidiary or any guarantor, maker or endorser, including without limitation, any discharge of, or bar or stay against collecting or accelerating, all or any part of the Obligations or the Liabilities (or any interest thereon) in or as a result of any such proceeding;

          (vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety.

          (c) Until such time as the Obligations have been performed and paid in full and the Note Agreement has been terminated, each Subsidiary hereby irrevocably waives and releases the Company and any other Person from all "claims" (as defined in Section 101 of the Bankruptcy Code) to which any Subsidiary is or would at any time be entitled by virtue of its obligations under this Agreement, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Company or any other Person, or by virtue of any other indebtedness or obligations of the Company or any other Person to the Company or any Subsidiary now existing or hereafter incurred. Each Subsidiary further waives:

          (i) any requirements of diligence or promptness on the part of Prudential; and presentment, demand for payment or performance and protest and notice of protest with respect to the Obligations or any guaranty with respect thereto;

          (iii) notices (A) of nonperformance, (B) of default in respect of the Obligations, (C) of the existence, creation or incurrence of new or additional Obligations, (D) that any or all of the Obligations is due, (E) of any and all proceedings to collect from the Company, any maker, endorser or any guarantor of all or any part of the Obligations, or from anyone else, and (F) of exchange, sale, surrender or other handling of any security or collateral given to Prudential to secure payment of the Obligations or any guaranty therefor;

          (iv) any right to require Prudential to (A) proceed first against the Company or any other Person whatsoever, (B) proceed against or exhaust any security given to or held by Prudential in connection with the Obligations, or
(C) pursue any other remedy in Prudential's power whatsoever;

          (v) any defense arising by reason of (A) any disability or other defense of the Company or any guarantor, (B) the cessation from any cause whatsoever of the liability of the Company or any guarantor (other than by full payment and performance of the Obligations and the termination of the Note Agreement) or (C) any act or omission of Prudential or others which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of the Company or any guarantor or any security given to or held by Prudential in connection with the Obligations; and

          (vi) any and all other suretyship defenses under applicable law.

          8.   Miscellaneous.
               -------------

          8.1  Addresses for Notices.  All written communications provided for
               ---------------------
hereunder shall be sent by first class mail or telegraphic notice or nationwide overnight delivery service (with charges prepaid) or by hand delivery or telecopy and (i) if to

Prudential addressed as specified for such communications in the Purchaser Schedule attached to the Note Agreement, or at such other address as Prudential shall have specified to the Company in writing, (ii) if to any other Note Holder, addressed to such other Note Holder at such address as such other Note Holder shall have specified to the Company in writing or, if any such other Note Holder shall not have so specified an address to the Company, then addressed to such other Note Holder in care of the last Note Holder of such Note which shall have so specified an address to the Company, and (iii) if to the Company or any Subsidiary, addressed to it at the address shown for the Company in paragraph 11H to the Note Agreement, or at such other address as the Company or such Subsidiary shall have specified for it to the holder of each Note in writing.

          8.2  Benefit of Agreement.  This Agreement shall be binding upon and
               --------------------
inure to the benefit of the Company, each Subsidiary, Prudential and its respective successors and assigns, except that neither the Company nor any Subsidiary may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Prudential.

          8.3  Waivers.  No failure on the part of Prudential to exercise, and
               -------
no delay in exercising, any remedy, right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. With respect to both the Obligations and the Collateral, the Company and each Subsidiary assent to any extension or postponement of the time of payment or other indulgence, to any substitution, exchange or release of the Collateral, or any part thereof, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Prudential may deem advisable. Prudential may exercise its rights with respect to any Collateral without resorting or regard to other Collateral or sources of reimbursement for Obligations.

          8.4  Expenditures by Prudential.  In the event the Company or any
               --------------------------
Subsidiary shall fail to pay taxes, insurance, assessments, costs or expenses which the Company or such Subsidiary is, under any of the terms hereof, required to pay, or fails to keep the Collateral free from Liens, except as permitted by the Note Agreement, Prudential may, but shall not be obligated to, in its sole discretion, after written notice to the Company, make expenditures for any or all of such purposes, and the amount so expended shall (i) become part of the Obligations, (ii) be payable on demand, (iii) secured by the Collateral, and
(iv) bear interest at the Default Rate.

          8.5  Reliance by Prudential.  All covenants, agreements,
               ----------------------
representations and warranties made herein by the Company and each

Subsidiary shall, notwithstanding any investigation by Prudential, be deemed to be material to and to have been relied upon by Prudential.

          8.6  Further Assurances.  The Company and each Subsidiary agree that,
               ------------------
from time to time upon the written request of Prudential, the Company or any Subsidiary will promptly execute and deliver such further documents and do such other acts and things as Prudential may reasonably request in order fully to effect the purposes of this Agreement.

          8.7  Application of Payments.  Notwithstanding any contrary provision
               -----------------------
contained in any Transaction Document, the Company and each Subsidiary irrevocably waive the right to direct the application of any and all payments at any time or times hereafter received by Prudential from the Company or any Subsidiary or with respect to any of the Collateral, and the Company and each Subsidiary hereby irrevocably agree that Prudential shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter, whether with respect to the Collateral or otherwise, against the Obligations in such manner as Prudential may deem advisable, notwithstanding any entry by Prudential upon its books and records.

          8.8  Marshalling; Revival of Obligations.  Prudential shall not be
               -----------------------------------
under any obligation to marshall any assets in favor of the Company or any Subsidiary or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company or any Subsidiary makes a payment or payments to Prudential, or Prudential enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          8.9  Equitable Relief.  The Company and each Subsidiary recognize
               ----------------
that, in the event the Company or any Subsidiary fails to perform, observe or discharge any of the Obligations, any remedy at law may prove to be inadequate relief to Prudential; therefore, the Company and each Subsidiary agree that Prudential, if Prudential so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving irreparable damages.

          8.10 Remedies.  All remedies, rights, powers and privileges, either
               --------
under this Agreement, the Note Agreement or in any other Transaction Document or by law or otherwise afforded Prudential shall be cumulative and not exclusive of any other such remedies, rights, powers and privileges and shall be available until the termination of this Agreement in accordance with Section 8.12. Prudential may exercise all such remedies in any order of priority.

          8.11 Care of Collateral.  Prudential and its representatives shall be
               ------------------
deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in their possession if they take such action for that purpose as the Company requests in writing, but failure of Prudential or its representatives to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Prudential or its representatives to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to the preservation of the Collateral not so requested by the Company, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

          8.12 Termination.  Subject to the effect of the second sentence of
               -----------
Section 8.8 hereof, this Agreement shall terminate when all Obligations shall have been indefeasibly paid and performed in full and Prudential has no commitment under the Note Agreement, at which time Prudential shall reassign, release and/or deliver to the Company or any Subsidiary, as the case may be, the Collateral and proceeds thereof in which Prudential shall have an interest hereunder and, upon request of the Company or any Subsidiary, shall execute and deliver termination statements to the Company and each Subsidiary for filing in each office in which a financing statement has been filed by Prudential, all without recourse upon or warranty by Prudential and at the cost and expense of the Company.

          8.13 Survival of Representations, Warranties and Covenants; Joint and
               ----------------------------------------------------------------
Several Obligations.  All representations, warranties and covenants made by the
-------------------
Company and each Subsidiary to Prudential in connection with this Agreement and all statements contained in any certificate or other instrument delivered to Prudential pursuant to this Agreement shall be deemed representations, warranties and covenants hereunder of the Company and the Subsidiaries and shall survive the execution and delivery of this Agreement until the termination of this Agreement in accordance with Section 8.12. All covenants and agreements of the Company and each Subsidiary herein are joint and several obligations of each such person.

          8.14 Governing Law and Construction.  This Agreement shall be
               ------------------------------
construed in accordance with and governed by the internal law, and not the law of conflicts, of the State of California. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

          8.15 Counsel's Opinion.  The Company and each Subsidiary hereby direct
               -----------------
the counsel referred to in paragraph 3A(1) of the Note Agreement to deliver the opinions referred to in such paragraph, and agree that the issuance and sale of any Notes will constitute a reconfirmation of such direction.

          8.16 Agents.  Prudential may employ agents and attorneys-in-fact in
               ------
connection herewith.

          8.17 Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, each of which shall be an original and constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          8.18 Amendments and Waivers.  No amendment or waiver of any provision
               ----------------------
of this Agreement shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such amendment or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

                           [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                              CORINTHIAN COLLEGES, INC.

                              By:
                                 -----------------------------------------------
                              Name:  David G. Moore
                                   ---------------------------------------------
                              Title: President/CEO
                                    --------------------------------------------

                              CORINTHIAN SCHOOLS, INC.

                              By:
                                 -----------------------------------------------
                              Name:  David G. Moore
                                   ---------------------------------------------
                              Title: President/CEO
                                    --------------------------------------------

                              RHODES COLLEGES, INC.

                              By:
                                 -----------------------------------------------
                              Name:  David G. Moore
                                   ---------------------------------------------
                              Title: President/CEO
                                    --------------------------------------------

                              RHODES BUSINESS GROUP, INC.

                              By:
                                 -----------------------------------------------
                              Name:  David G. Moore
                                   ---------------------------------------------
                              Title: President/CEO
                                    --------------------------------------------

                              FLORIDA METROPOLITAN UNIVERSITY, INC.

                              By:
                                 -----------------------------------------------
                              Name:  David G. Moore
                                   ---------------------------------------------
                              Title: President/CEO
                                    --------------------------------------------

                              THE PRUDENTIAL INSURANCE COMPANY OF
                              AMERICA

                              By:
                                 -----------------------------------------------
                              Name:  Jeffrey L. Dickson
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------

                                    ANNEX I
                               SECURITY AMENDMENT

          This Security Amendment dated as of __________, 199_ is delivered pursuant to Section 4.7 of the Security Agreement dated as of October 17, 1996 (as amended, restated, modified or supplemented from time to time, the "Security Agreement"), made by Corinthian Colleges, Inc. and certain other Persons from time to time party thereto in favor of the holders of the Notes on behalf and for the benefit of the holders of the Notes. Capitalized terms that are used in this Security Amendment and not defined in this Security Amendment shall have the respective meanings ascribed to them in the Security Agreement.

          The undersigned hereby agrees that this Security Amendment may be attached to the Security Agreement and that, upon the execution and delivery of this Security Amendment as contemplated in said Section 4.7, the undersigned (a) shall become a "Subsidiary" as such term is used in the Security Agreement, and references to "Subsidiary" or "Subsidiaries" as used in the Security Agreement shall mean and include the undersigned; (b) shall have all of the obligations and duties of a "Subsidiary" under the Security Agreement and agrees to be bound by the Security Agreement as if it was an original party thereto, and without limiting the foregoing pledges and assigns to Prudential and creates in and grants to Prudential a continuing security interest in and to, and a right of setoff against, all of undersigned's right, title and interest in and to all of the personal property (tangible and intangible) of the undersigned of whatever kind and wherever located, whether now owned or hereafter created or acquired, including, without limitation, all Collateral; and (c) represents and warrants for the benefit of the holders of the Notes, that each of the representations and warranties in Section 3 of the Security Agreement is true, correct and accurate with respect to itself. For purposes of clause (c) above, Schedules 3.1(b), (c) and (d) and Schedule 3.4 shall be deemed to be amended to include the information set forth on Schedule A hereto with respect to the undersigned and the undersigned agrees to deliver Schedule A with such information upon execution of this Security Amendment.

          The undersigned is a corporation organized under the law of the State of ________________.

          IN WITNESS WHEREOF, the undersigned has caused this Security Amendment to be duly executed as of the day and year first above written.

                                    [NAME OF NEW SUBSIDIARY]

                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------

                                   SCHEDULE A
                             TO SECURITY AMENDMENT


Chief Executive Office (Section 3.1(b))
---------------------------------------



Locations of Collateral (Section 3.1(c))
----------------------------------------



Tradenames and other names used by [name of subsidiary] (Section 3.1(d))
------------------------------------------------------------------------



Patents, Trademarks, Copyrights, etc. (Section 3.4)
---------------------------------------------------